COMPULSORY LOAN	12 Months Ended
Dec. 31, 2023
COMPULSORY LOAN
COMPULSORY LOAN

NOTE 24 — COMPULSORY LOAN

24.1Compulsory loan unpaid

The Compulsory Loan on the consumption of electricity was created by Law No. 4,156 / 1962, for the purpose of expanding and improving the Brazilian electricity sector, has been collected only since 1964. With the advent of Decree-Law No. 1,512 / 1976, the incidence of the compulsory loan, during the period from 1977 to 1993, was only imposed on the large industrial consumers of electric energy, classified as industrial companies with monthly consumption in excess of 2,000 Kw.h. In this phase, the Compulsory Loan was represented by book-entry credits, and no longer by obligations.

The collection took place in the period from 1977 to 1993 and the return of the credits was made through the delivery of the Company’s preferred shares, with four meetings for converting collected credits into shares. However, certain taxpayers questioned the constitutionality of the Compulsory Loan and deposited the tax amounts in court.

Eletrobras assumes the obligation to return the principal amount, recorded in current liabilities, being remunerated at the rate of 6% per year until the date of its conversion into shares, plus monetary restatement since the survey of the judicial deposit based on the variation of the Special Broad Consumer Price Index - IPCA-E.

24.2 – Payment trought shares

There is also a liability equivalent to the value of preferred B shares, used as payment in lawsuits involving monetary restatement of the compulsory loan credits converted through the four meetings held by Eletrobras.

To have access to the receiving of the credits from those processes, the contributors need to register on the Request for Shares system – SAC, those shares of the contributors that have not finalized their request, remaining registered as net assets of Eletrobras, identified as “shares with shareholders to be identified”.

As of 2008, Eletrobras used the balance of shares of shareholders not yet identified for the payment of lawsuits for inflation adjustment differences of the credits of the Compulsory Loan.

However, in the light of a new legal opinion, understanding was reached that Eletrobras may fulfill this obligation through capital increase or by acquisition of identical shares in the market, whichever is more advantageous to the company.

	2023	2022
Opening balance as of January 1	1,289,602	1,216,335
Effect on cash flow:
Interest payment	(4,222)	(11,518)
Non-cash effect:
Ingress of resources	—	44,746
Provision	(38,987)	101,813
Debt charges	—	9,360
Inflation adjustment	25,558	26,632
Write-offs	(14,660)	(97,766)
Final balance on December 31	1,257,291	1,289,602

Accounting Policy

The balance maintained with compulsory loans represents the projection of probable disbursements estimated by the management and by the internal and external legal advisers. The amounts are recorded based on the estimates of the costs of the outcomes of legal proceedings.